UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2018

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Rd Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in the Current Report on Form 8-K filed by Virtusa Corporation (the “Company”) on March 13, 2018, the Company completed the acquisition of eTouch Systems Corp. (“eTouch US”) and eTouch Systems (India) Pvt. Ltd (“eTouch India,” together with eTouch US, “eTouch”) on March 12, 2018.

This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Company on March 13, 2018.  This Amendment No. 1 is being filed solely to provide the historical financial statements of eTouch and unaudited pro forma information described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired

The audited consolidated financial statements of eTouch as of December 31, 2016 and the unaudited interim condensed consolidated balance sheet as of September 30, 2017 and unaudited interim condensed consolidated statements of comprehensive income, unaudited statements of changes in stockholders’ equity, and unaudited statements of cash flows for the nine month periods ended September 30, 2017 and 2016, are attached hereto as Exhibit 99.1 and are included herein.

(b)       Pro forma financial information

The unaudited pro forma condensed combined financial information as of and for the nine months ended December 31, 2017 and for the fiscal year ended March 31, 2017 is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of S.R. BATLIBOI & ASSOCIATES LLP, Independent Auditors for eTouch.

99.1

Audited consolidated financial statements of eTouch as of December 31, 2016 and the unaudited interim condensed consolidated balance sheet as of September 30, 2017 and unaudited interim condensed consolidated statements of comprehensive income, unaudited statements of changes in stockholders’ equity, and unaudited statements of cash flows for the nine month periods ended September 30, 2017 and 2016.

99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended December 31, 2017 and for the fiscal year ended March 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: May 16, 2018	By:	/s/ RANJAN KALIA

Ranjan Kalia,

Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)